                                                                   EXHIBIT 23.04


                     CONSENT OF BASKERVILLE COMMUNICATIONS


          We hereby consent to the inclusion of certain industry data and the use of our name in connection therewith in the "Prospectus Summary," "The Company" and "Business" sections of this Registration Statement on Form S-1 (Registration No. 333-27323) of At Home Corporation.



                                    /s/ Jodi M. Romano-Besket
                                    ------------------------------
                                    BASKERVILLE COMMUNICATIONS

Date:      7/3
      _____________, 1997